UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2011 (January 14, 2011)

URANIUM 308 CORP.
(Exact name of registrant as specified in its chapter)

Nevada	000-52476	33-1173228
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

2808 Cowan Circle Las Vegas, NV (Address of principal executive offices)	89102 (Zip Code)

Registrant's telephone number, including area code   (866) 892-5232

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 17, 2011, but having an effective date of January 14, 2011, we executed an Assignment and Assumption Agreement with one of our lenders (the “Assignor”) and an entity in Florida (the “Assignee”), whereby the Assignor agreed to assign and transfer $100,000 of indebtedness, which is owing from us to the Assignor, to the Assignee and the Assignee agreed to accept such assignment subject to the terms and conditions of the Assignment and Assumption Agreement.  We executed such Assignment and Assumption Agreement for the purpose of agreeing and confirming the statements as to the past and current nature of the indebtedness and the relationship with the Assignor as well as agreeing to the assignment.

The foregoing description of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Assignment and Assumption Agreement, which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

In addition on January 17, 2011, but having an effective date of January 14, 2011, and in conjunction with the Assignment and Assumption Agreement, we entered into a Securities Settlement Agreement with the Assignee from Florida, whereby the Assignee acquired certain indebtedness rights from the Assignor, which was owing from us to the Assignor, and we desired to retire the debt from our books and make an effort to improve our financial picture by exchanging the debt held by the Assignee for conversion rights in the nature of a debenture, but in lieu of us issuing a debenture we shall honor the exchange, payment obligation and conversion rights pursuant to the Securities Settlement Agreement, which arrangement has been agreed to by the parties.  The conversion price under the Securities Settlement Agreement is $0.01 per share.

The foregoing description of the Securities Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Securities Settlement Agreement, which is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

On January 14, 2011, we issued 4,000,000 shares of our common stock to an entity in Florida pursuant to a Securities Settlement Agreement, dated effective November 12, 2010, entered into with the entity in Florida at a price of $0.01 per share resulting in the elimination of $40,000 of indebtedness on our books.  We believe that the issuance is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Form of Assignment and Assumption Agreement

99.2	Form of Securities Settlement Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 19, 2011

URANIUM 308 CORP.

By:	/s/ Dennis Tan
Name:	Dennis Tan
Title:	President and a Director

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page Number
99.1	Form of Assignment and Assumption Agreement	6
99.2	Form of Securities Settlement Agreement	11